UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MOELIS & COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MOELIS & COMPANY 2022 Annual Meeting Vote by June 1, 2022 11:59 PM ET MOELIS & COMPANY 399 PARK AVENUE, 4TH FLOOR NEW YORK, NY 10022 D82910-P70220 You invested in MOELIS & COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 2, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and June 2, 2022 8:30 AM EDT vote without entering a control number Offices of Moelis & Company 399 Park Avenue, 4th Floor New York, NY 10022 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Kenneth Moelis For 1b. Eric Cantor For 1c. John A. Allison IV For 1d. Yolonda Richardson For 1e. Kenneth L. Shropshire For 2. To approve, on an advisory basis, the compensation of our Named Executive Officers. For 3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting For firm for the fiscal year ending December 31, 2 022. NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by the proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO SUCH DIRECTIONS ARE MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR NOMINEE LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D82911-P70220